EXHIBIT 23.1





CONSENT OF INDEPENDENT AUDITORS'




The Board of Directors
Ennis Business Forms, Inc.:



We consent to the use of our report incorporated herein by reference.



                                   /s/ KPMG Peat Marwick LLP



Dallas, Texas
July 10, 1998